Exhibit 23.2

                    Consent of Independent Public Accountants



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1999, included in Anacomp, Inc.'s Form 10-K for the year ended September 30, 1999, and to all references to our Firm included in this registration statement.

                                                     /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP

San Diego, California
February 25, 2000